EXHIBIT 99.1

CIRCOR Reports Third-Quarter 2018 Financial Results

Burlington, MA - November 5, 2018 - CIRCOR International, Inc. (NYSE: CIR), a leading provider of flow control solutions and other highly engineered products for the Industrial, Energy and Aerospace & Defense markets, today announced financial results for the third quarter ended September 30, 2018. Results include the acquisition of the Colfax Fluid Handling business, which CIRCOR acquired in December 2017.

Third-Quarter 2018 Highlights

•	Orders of $307 million, up 94% on a reported basis and up 13% on a pro forma organic basis

•	Revenue of $298 million, up 86% on a reported basis and up 10% on a pro forma organic basis

•	GAAP Loss per Share of $0.34; Adjusted Earnings per Share of $0.52

•	Operating Cash Flow of $24 million; Free Cash Flow of $19 million

•	Debt pay down of $18 million

•	Fluid Handling integration remains on track

“Organic growth in our Energy and Aerospace & Defense segments, combined with the contribution of the Fluid Handling acquisition, drove another quarter of top-line momentum for CIRCOR,” said Scott Buckhout, President and Chief Executive Officer. “Order intake exceeded $300 million, led by the Industrial segment, reflecting favorable demand trends across most of our end markets.”

“Our working capital and cash management actions are gaining traction, and during the quarter we generated $24 million of operating cash flow and reduced our debt by $18 million,” added Buckhout.

“The integration of Fluid Handling is on track, and our synergy plan is ahead of schedule. We expect to deliver the committed run-rate cost synergies by the end of year three, a year earlier than our original timeline. We remain focused on driving long-term growth and de-levering the Company through debt reduction and margin enhancement,” concluded Buckhout.

Fourth-Quarter 2018 Guidance
For the fourth quarter of 2018, CIRCOR expects revenue in the range of $295 million to $315 million, and GAAP loss per share in the range of $(0.19) to $(0.04), which reflects acquisition-related amortization expense of $0.54 to $0.56 and other special and restructuring charges of $0.13 to $0.16. Excluding the impact of amortization, special and restructuring charges, adjusted EPS is expected to be in the range of $0.53 to $0.63 per share. Presentation slides that provide supporting information to this guidance and third-quarter results are posted on the “Investors” section of the Company’s website, http://investors.circor.com, and will be discussed during the conference call at 9:00 a.m. ET tomorrow, November 6, 2018.

1.
Adjusted Consolidated and Segment Results for Q3 2018 exclude non-cash acquisition-related intangible amortization, special and restructuring charges totaling $16.2 million ($17.2 million, net of tax). These charges include: (i) $13.5 million for non-cash acquisition-related intangible amortization expense and amortization of the step-up in fixed asset values; (ii) $1.3 million related to restructuring activities, primarily severance, related to our Reliability Services and Germany-based Pumps business; and (iii) $1.4 million primarily related to the separation of Fluid Handling business from Colfax Corporation and exiting a product line. Consolidated and Segment Results for Q3 2017 exclude special and restructuring charges and non-cash acquisition-related intangible amortization, totaling $5.0 million ($3.5 million, net of tax). These charges include: (i) $2.7 million for non-cash acquisition-related intangible amortization expense; (ii) $1.8 million in transaction fees associated with the acquisition of Colfax Fluid Handling; (iii) $0.3 million related to previously announced restructuring actions; and (iv) $0.2 million related to the sale of our France build-to-print business.

2.	Free Cash Flow is a non-GAAP financial measure and is calculated by subtracting GAAP capital expenditures, net of proceeds from asset sales, from GAAP Operating Cash Flow.

Conference Call Information
CIRCOR International will hold a conference call to review its financial results at 9:00 a.m. ET tomorrow, November 6, 2018. To listen to the live conference call and view the accompanying presentation slides, please visit “Webcasts & Presentations” in the “Investors” portion of CIRCOR’s website. The live call also can be accessed by dialing (877) 407-5790 or (201) 689-8328. The webcast will be archived on the Company’s website for one year.

Use of Non-GAAP Financial Measures
Adjusted operating income, Adjusted operating margin, Adjusted net income, Adjusted earnings per share (diluted), EBITDA, Adjusted EBITDA, net debt, free cash flow, organic growth, pro forma combined amounts and pro forma organic growth are non-GAAP financial measures. These non-GAAP financial measures are used by management in our financial and operating decision making because we believe they reflect our ongoing business and facilitate period-to-period comparisons. We believe these non-GAAP financial measures provide useful information to investors and others in understanding and evaluating the Company’s current operating performance and future prospects in the same manner as management does, if they so choose. These non-GAAP financial measures also allow investors and others to compare the Company’s current financial results with the Company’s past financial results in a consistent manner.
For example:

•
We exclude costs and tax effects associated with restructuring activities, such as reducing overhead and consolidating facilities. We believe that the costs related to these restructuring activities are not indicative of our normal operating costs.

•
We exclude certain acquisition-related costs, including significant transaction costs and amortization of inventory and fixed-asset step-ups and the related tax effects. We exclude these costs because we do not believe they are indicative of our normal operating costs.

•
We exclude the expense and tax effects associated with the non-cash amortization of acquisition-related intangible assets because a significant portion of the purchase price for acquisitions may be allocated to intangible assets that have lives up to 25 years. Exclusion of the non-cash amortization expense allows comparisons of operating results that are consistent over time for both our newly acquired and long-held businesses and with both acquisitive and non-acquisitive peer companies.

•
We also exclude certain gains/losses and related tax effects, which are either isolated or cannot be expected to occur again with any predictability, and that we believe are not indicative of our normal operating gains and losses. For example, we exclude gains/losses from items such as the sale of a business, significant litigation-related matters and lump-sum pension plan settlements.

•
Due to the significance of the Fluid Handling acquisition and to provide a more meaningful comparison of changes in our orders and revenue, we also discuss these changes on a “pro forma organic” basis. Pro forma organic is calculated assuming the Fluid Handling acquisition was completed on January 1, 2017 and excluding the impact of changes in foreign currency exchange rates.

CIRCOR’s management uses these non-GAAP measures, in addition to GAAP financial measures, as the basis for measuring the Company’s operating performance and comparing such performance to that of prior periods and to the performance of our competitors. We use such measures when publicly providing our business outlook, assessing future earnings potential, evaluating potential acquisitions and dispositions and in our financial and operating decision-making process, including for compensation purposes.

Investors should recognize that these non-GAAP measures might not be comparable to similarly titled measures of other companies. These measures should be considered in addition and not as a substitute for or superior to, any measure of performance, cash flow or liquidity prepared in accordance with accounting principles generally accepted in the United States. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures is included in this news release.

Safe Harbor Statement
This press release contains forward-looking statements within the meaning of Section 27 A of the Securities Act of 1933, as amended, and Section 21 E of the Securities Exchange Act of 1934, as amended. Reliance should not be placed on forward-looking statements because they involve unknown risks, uncertainties and other factors, which are, in some cases, beyond the control of CIRCOR. Any statements in this press release that are not statements of historical fact are forward-looking statements, including, but not limited to, those relating to CIRCOR's fourth-quarter 2018 guidance, our future performance, including realization of cost reductions from restructuring activities and expected synergies, and our corporate priorities. Actual events, performance or results could differ materially from the anticipated events, performance or results expressed or implied by such forward-looking statements. Important factors that could cause actual results to vary from expectations include, but are not limited to: our ability to respond to competitive developments and to grow our business, both domestically and internationally; changes in the cost, quality or supply of raw materials; our ability to comply with our debt obligations; our ability to successfully implement our acquisition, divesture or restructuring strategies, including our integration of the Fluid Handling business; changes in industry standards, trade policies or government regulations, both in the United States and internationally; and our ability to operate our manufacturing facilities at current or higher levels and respond to increases in manufacturing costs. BEFORE MAKING ANY INVESTMENT DECISIONS REGARDING OUR COMPANY, WE STRONGLY ADVISE YOU TO READ THE SECTION ENTITLED "RISK FACTORS" IN OUR MOST RECENT ANNUAL REPORT ON FORM 10-K AND SUBSEQUENT REPORTS ON FORMS 10-Q, WHICH CAN BE ACCESSED UNDER THE "INVESTORS" LINK OF OUR WEBSITE AT WWW.CIRCOR.COM. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

About CIRCOR International, Inc.
CIRCOR International, Inc. designs, manufactures and markets differentiated technology products and sub-systems for markets including oil & gas, industrial, aerospace & defense and commercial marine. CIRCOR has a diversified flow and motion control product portfolio with recognized, market-leading brands that fulfill its customers’ mission critical needs. The Company’s strategy is to grow organically and through complementary acquisitions; simplify CIRCOR’s operations; achieve world class operational excellence; and attract and retain top talent. For more information, visit the Company’s investor relations website at http://investors.circor.com.

Contact:
Rajeev Bhalla
Executive Vice President & Chief Financial Officer
CIRCOR International
(781) 270-1200

CIRCOR INTERNATIONAL, INC.
CONDENSED CONSOLIDATED STATEMENTS OF (LOSS) INCOME
(in thousands, except per share data)
(UNAUDITED)

	Three Months Ended		Nine Months Ended
	September 30, 2018	October 1, 2017	September 30, 2018	October 1, 2017
Net revenues	$297,514	$159,693	$874,462	$456,131
Cost of revenues	212,436	112,390	624,829	314,527
GROSS PROFIT	85,078	47,303	249,633	141,604
Selling, general and administrative expenses	74,106	38,120	229,343	116,425
Special and restructuring charges (recoveries), net	2,756	2,319	17,202	(443)
OPERATING INCOME	8,216	6,864	3,088	25,622
Other expense (income):
Interest expense, net	14,100	2,445	39,656	6,298
Other (income) expense, net	(1,580)	823	(7,200)	2,022
TOTAL OTHER EXPENSE, NET	12,520	3,268	32,456	8,320
(LOSS) INCOME BEFORE INCOME TAXES	(4,304)	3,596	(29,368)	17,302
Provision for (benefit from) income taxes	2,537	(21)	(10,988)	(57)
NET (LOSS) INCOME	$(6,841)	$3,617	$(18,380)	$17,359
(Loss) Earnings per common share:
Basic	$(0.34)	$0.22	$(0.93)	$1.05
Diluted	$(0.34)	$0.22	$(0.93)	$1.04
Weighted average number of common shares outstanding:
Basic	19,843	16,503	19,829	16,486
Diluted	19,843	16,709	19,829	16,721
Dividends declared per common share	$—	$0.0375	$—	$0.1125

CIRCOR INTERNATIONAL, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(UNAUDITED)

	Nine Months Ended
OPERATING ACTIVITIES	September 30, 2018	October 1, 2017
Net (loss) income	$(18,380)	$17,359
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Depreciation	21,556	10,889
Amortization	36,845	9,491
Bad debt expense	1,078	265
Loss on write down of inventory	4,632	1,463
Amortization of inventory fair value step-up	6,600	—
Compensation expense of share-based plans	4,303	2,696
Change in fair value of contingent consideration	—	(12,200)
Amortization of debt issuance costs	2,852	—
Loss on sale or write down of property, plant and equipment	1,305	87
Loss on sale of business	—	5,300
Changes in operating assets and liabilities, net of effects of acquisition and disposition:
Trade accounts receivable	21,510	8,782
Inventories	4,463	(29,703)
Prepaid expenses and other assets	(31,034)	(11,424)
Accounts payable, accrued expenses and other liabilities	(32,267)	(997)
Net cash provided by operating activities	23,463	2,008
INVESTING ACTIVITIES
Additions to property, plant and equipment	(17,030)	(7,773)
Proceeds from the sale of property, plant and equipment	207	269
Business acquisition, working capital adjustment	6,300	1,467
Net cash used in investing activities	(10,523)	(6,037)
FINANCING ACTIVITIES
Proceeds from long-term debt	199,600	378,263
Payments of long-term debt	(186,874)	(361,325)
Debt issuance costs	—	(727)
Dividends paid	—	(1,879)
Proceeds from the exercise of stock options	690	707
Return of cash to seller	(61,201)	—
Net cash (used in) provided by financing activities	(47,785)	15,039
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(5,154)	6,338
(DECREASE) INCREASE IN CASH, CASH EQUIVALENTS AND RESTRICTED CASH	(39,999)	17,348
Cash, cash equivalents and restricted cash at beginning of period	112,293	58,279
CASH, CASH EQUIVALENTS AND RESTRICTED CASH AT END OF PERIOD	$72,294	$75,627

CIRCOR INTERNATIONAL, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share data)
(UNAUDITED)

	September 30, 2018	December 31, 2017
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$71,334	$110,356
Trade accounts receivable, less allowance for doubtful accounts of $6,965 and $4,791, respectively	192,110	223,922
Inventories	226,047	244,896
Restricted cash	919	1,937
Prepaid expenses and other current assets	84,265	57,282
Total Current Assets	574,675	638,393
PROPERTY, PLANT AND EQUIPMENT, NET	215,206	217,539
OTHER ASSETS:
Goodwill	504,638	505,762
Intangibles, net	470,722	513,364
Deferred income taxes	33,130	22,334
Other assets	14,479	9,407
TOTAL ASSETS	$1,812,850	$1,906,799
LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$111,400	$117,329
Accrued expenses and other current liabilities	108,031	170,454
Accrued compensation and benefits	30,827	34,734
Total Current Liabilities	250,258	322,517
LONG-TERM DEBT, NET	802,069	787,343
DEFERRED INCOME TAXES	25,397	26,122
PENSION LIABILITY, NET	142,067	150,719
OTHER NON-CURRENT LIABILITIES	18,888	18,124
COMMITMENTS AND CONTINGENCIES
SHAREHOLDERS’ EQUITY:
Common stock	212	212
Additional paid-in capital	443,984	438,721
Retained earnings	253,107	274,243
Common treasury stock, at cost	(74,472)	(74,472)
Accumulated other comprehensive loss, net of tax	(48,660)	(36,730)
Total Shareholders’ Equity	574,171	601,974
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,812,850	$1,906,799

CIRCOR INTERNATIONAL, INC. SUMMARY OF ORDERS AND BACKLOG (in millions) UNAUDITED

	Three Months Ended		Nine Months Ended
	September 30, 2018	October 1, 2017	September 30, 2018	October 1, 2017
ORDERS (1) (3)
Energy	$111.0	$84.9	$353.9	$258.0
Aerospace & Defense	81.5	45.9	200.8	142.3
Industrial	114.9	27.3	388.2	84.8
Total orders	$307.4	$158.1	$942.9	$485.1

BACKLOG (2) (3)	September 30, 2018	October 1, 2017
Energy	$205.9	$138.8
Aerospace & Defense	173.0	108.2
Industrial	178.0	31.3
Total backlog	$556.9	$278.3

Note 1: Orders do not include the foreign exchange impact due to the re-measurement of customer order backlog amounts denominated in foreign currencies.
Note 2: Backlog represents unshipped customer orders for which revenue has not been recognized.
Note 3: 2018 backlog reflects adjustments related to the cumulative impact of changes in revenue recognition due to the Company's adoption of ASC 606. October 1, 2017 amounts restated for Q1 2018 organizational realignment.

CIRCOR INTERNATIONAL, INC. SEGMENT INFORMATION (in thousands, except percentages) UNAUDITED

	2017					2018
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR	2ND QTR	3RD QTR	TOTAL
ORDERS
Energy	$100,012	$73,140	$84,857	$118,073	$376,082	$129,762	$113,171	$110,987	$353,920
Aerospace & Defense	56,416	39,902	45,939	$52,043	194,300	59,793	59,441	81,533	200,767
Industrial	27,654	29,889	27,296	46,407	131,246	136,607	136,746	114,876	388,229
Total	$184,082	$142,931	$158,092	$216,523	$701,628	$326,162	$309,358	$307,396	$942,916

NET REVENUES
Energy	$76,210	$78,276	$88,570	$96,561	$339,617	$99,972	$112,804	$121,023	$333,799
Aerospace & Defense	41,601	43,304	41,117	$56,961	182,983	58,477	57,500	57,757	173,734
Industrial	27,397	29,651	30,006	52,056	139,110	117,131	131,064	118,734	366,929
Total	$145,208	$151,231	$159,693	$205,578	$661,710	$275,580	$301,368	$297,514	$874,462

SEGMENT OPERATING INCOME
Energy	$6,407	$8,170	$6,936	$8,618	$30,131	$5,696	$9,242	$9,163	$24,101
Aerospace & Defense	3,784	4,374	4,333	10,884	23,375	8,931	6,992	8,709	24,632
Industrial	4,384	4,901	5,675	4,972	19,932	12,948	15,037	14,609	42,594
Corporate expenses	(5,479)	(5,396)	(5,067)	(5,802)	(21,744)	(7,802)	(6,448)	(8,034)	(22,284)
Adjusted Operating Income	$9,096	$12,049	$11,877	$18,672	$51,694	$19,773	$24,823	$24,447	$69,043

SEGMENT OPERATING MARGIN %
Energy	8.4%	10.4%	7.8%	8.9%	8.9%	5.7%	8.2%	7.6%	7.2%
Aerospace & Defense	9.1%	10.1%	10.5%	19.1%	12.8%	15.3%	12.2%	15.1%	14.2%
Industrial	16.0%	16.5%	18.9%	9.6%	14.3%	11.1%	11.5%	12.3%	11.6%
Adjusted Operating Margin	6.3%	8.0%	7.4%	9.1%	7.8%	7.2%	8.2%	8.2%	7.9%

CIRCOR INTERNATIONAL, INC. RECONCILIATION OF KEY PERFORMANCE MEASURES TO COMMONLY USED GENERALLY ACCEPTED ACCOUNTING PRINCIPLE TERMS (in thousands, except percentages) UNAUDITED

	2017					2018
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR	2ND QTR	3RD QTR	TOTAL
NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES	$16,195	$2,667	$(16,854)	$7,629	$9,637	$(145)	$(465)	$24,073	$23,463
LESS:
Capital expenditures, net of sale proceeds	2,811	2,375	2,318	6,103	13,607	8,141	3,563	5,119	16,823
FREE CASH FLOW	$13,384	$292	$(19,172)	$1,526	$(3,970)	$(8,286)	$(4,028)	$18,954	$6,640
GROSS DEBT	$243,000	$252,856	$269,026	$795,208	$795,208	$823,665	$827,629	$831,613	$831,613
LESS:
Cash & cash equivalents	65,656	77,272	75,627	110,356	110,356	123,305	69,030	71,334	71,334
GROSS DEBT, NET OF CASH	$177,344	$175,584	$193,399	$684,852	$684,852	$700,360	$758,599	$760,279	$760,279
TOTAL SHAREHOLDERS' EQUITY	$415,537	$438,097	$451,885	$601,974	$601,974	$592,096	$573,992	$574,171	$574,171

GROSS DEBT AS % OF EQUITY	58%	58%	60%	132%	132%	139%	144%	145%	145%
GROSS DEBT, NET OF CASH AS % OF EQUITY	43%	40%	43%	114%	114%	118%	132%	132%	132%

CIRCOR INTERNATIONAL, INC. RECONCILIATION OF KEY PERFORMANCE MEASURES TO COMMONLY USED GENERALLY ACCEPTED ACCOUNTING PRINCIPLE TERMS (in thousands, except per share data) UNAUDITED

	2017					2018
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR	2ND QTR	3RD QTR	TOTAL
NET INCOME (LOSS)	$4,773	$8,970	$3,617	$(5,571)	$11,789	$(17,441)	$5,902	$(6,841)	$(18,380)
LESS:
Restructuring related inventory charges	—	—	—	—	—	473	1,067	—	1,540
Amortization of inventory step-up	—	—	—	4,300	4,300	6,600	—	—	6,600
Restructuring charges, net	1,458	3,566	341	697	6,062	9,615	844	1,348	11,807
Acquisition amortization	2,552	2,599	2,694	4,697	12,542	11,797	11,767	11,733	35,297
Acquisition depreciation	—	—	—	233	233	1,837	1,735	1,742	5,314
Special (recoveries) charges, net	(2,268)	(5,520)	1,978	13,799	7,989	2,831	1,156	1,408	5,395
Income tax impact	(1,137)	(3,124)	(1,497)	(8,279)	(14,037)	(7,687)	(11,056)	967	(17,776)
ADJUSTED NET INCOME	$5,378	$6,491	$7,133	$9,876	$28,878	$8,025	$11,415	$10,357	$29,797

EARNINGS (LOSS) PER COMMON SHARE (Diluted)	$0.29	$0.54	$0.22	$(0.32)	$0.70	$(0.88)	$0.30	$(0.34)	$(0.93)
LESS:
Restructuring related inventory charges	—	—	—	—	—	0.02	0.05	—	0.08
Amortization of inventory step-up	—	—	—	0.25	0.26	0.33	—	—	0.33
Restructuring charges, net	0.09	0.21	0.02	0.04	0.36	0.49	0.04	0.07	0.59
Acquisition amortization	0.15	0.16	0.16	0.27	0.74	0.60	0.59	0.59	1.77
Acquisition depreciation	—	—	—	0.01	0.01	0.09	0.09	0.09	0.27
Special (recoveries) charges, net	(0.14)	(0.33)	0.12	0.80	0.47	0.14	0.06	0.07	0.27
Income tax impact	(0.07)	(0.19)	(0.09)	(0.48)	(0.83)	(0.39)	(0.55)	0.05	(0.89)
ADJUSTED EARNINGS PER SHARE (Diluted)	$0.32	$0.39	$0.43	$0.57	$1.71	$0.40	$0.57	$0.52	$1.49

CIRCOR INTERNATIONAL, INC. RECONCILIATION OF KEY PERFORMANCE MEASURES TO COMMONLY USED GENERALLY ACCEPTED ACCOUNTING PRINCIPLE TERMS (in thousands) UNAUDITED

	2017					2018
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR	2ND QTR	3RD QTR	TOTAL
NET INCOME (LOSS)	$4,773	$8,970	$3,617	$(5,571)	$11,789	$(17,441)	$5,902	$(6,841)	$(18,380)
LESS:
Interest expense, net	(1,669)	(2,184)	(2,445)	(4,479)	(10,777)	(11,801)	(13,755)	(14,100)	(39,656)
Depreciation	(3,798)	(3,547)	(3,544)	(4,401)	(15,290)	(7,334)	(7,157)	(7,065)	(21,556)
Amortization	(3,092)	(3,124)	(3,275)	(5,256)	(14,747)	(12,329)	(12,282)	(12,234)	(36,845)
(Provision for) benefit from income taxes	(687)	724	21	5,618	5,676	5,879	7,646	(2,537)	10,988
EBITDA	$14,019	$17,101	$12,860	$2,947	$46,927	$8,144	$31,450	$29,095	$68,689
LESS:
Restructuring related inventory charges	—	—	—	—	—	(473)	(1,067)	—	(1,540)
Amortization of inventory step-up	—	—	—	(4,300)	(4,300)	(6,600)	—	—	(6,600)
Restructuring charges, net	(1,458)	(3,566)	(341)	(697)	(6,062)	(9,615)	(844)	(1,348)	(11,807)
Special recoveries (charges), net	2,268	5,520	(1,978)	(13,799)	(7,989)	(2,831)	(1,156)	(1,408)	(5,395)
ADJUSTED EBITDA	$13,209	$15,147	$15,179	$21,743	$65,278	$27,663	$34,517	$31,851	$94,031

CIRCOR INTERNATIONAL, INC. RECONCILIATION OF KEY PERFORMANCE MEASURES TO COMMONLY USED GENERALLY ACCEPTED ACCOUNTING PRINCIPLE TERMS (in thousands, except percentages) UNAUDITED

	2017					2018
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR	2ND QTR	3RD QTR	TOTAL
GAAP OPERATING INCOME (LOSS)	$7,354	$11,404	$6,864	$(5,054)	$20,568	$(13,380)	$8,252	$8,216	$3,088
LESS:
Restructuring related inventory charges	—	—	—	—	—	473	1,067	—	1,540
Amortization of inventory step-up	—	—	—	4,300	4,300	6,600	—	—	6,600
Restructuring charges, net	1,458	3,566	341	697	6,062	9,615	844	1,348	11,807
Acquisition amortization	2,552	2,599	2,694	4,697	12,542	11,797	11,767	11,733	35,297
Acquisition depreciation	—	—	—	233	233	1,837	1,735	1,742	5,314
Special (recoveries) charges, net	(2,268)	(5,520)	1,978	13,799	7,989	2,831	1,156	1,408	5,395
ADJUSTED OPERATING INCOME	$9,096	$12,049	$11,877	$18,672	$51,694	$19,773	$24,821	$24,447	$69,041

GAAP OPERATING MARGIN	5.1%	7.5%	4.3%	(2.5)%	3.1%	(4.9)%	2.7%	2.8%	0.4%
LESS:
Restructuring related inventory charges	—%	—%	—%	—%	—%	0.2%	0.4%	—%	0.2%
Amortization of inventory step-up	—%	—%	—%	2.1%	0.6%	2.4%	—%	—%	0.8%
Restructuring charges, net	1.0%	2.4%	0.2%	0.3%	0.9%	3.5%	0.3%	0.5%	1.4%
Acquisition amortization	1.8%	1.7%	1.7%	2.3%	1.9%	4.3%	3.9%	3.9%	4.0%
Acquisition depreciation	—%	—%	—%	0.1%	—%	0.7%	0.6%	0.6%	0.6%
Special (recoveries) charges, net	(1.6)%	(3.7)%	1.2%	6.7%	1.2%	1.0%	0.4%	0.5%	0.6%
ADJUSTED OPERATING MARGIN	6.3%	8.0%	7.4%	9.1%	7.8%	7.2%	8.2%	8.2%	7.9%

The Company is providing certain combined information related to the recently acquired Fluid Handling business.

CIRCOR INTERNATIONAL, INC.
SEGMENT INFORMATION - COMBINED
(in thousands, except percentages)
UNAUDITED

	2017
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL
ORDERS - Recast
Energy	$100,012	$73,140	$84,857	$118,073	$376,082
Aerospace & Defense	56,416	39,902	45,939	52,043	194,300
Industrial	27,654	29,889	27,296	46,407	131,246
Total	$184,082	$142,931	$158,092	$216,523	$701,628

ORDERS - Fluid Handling
Energy	$23,679	$16,882	$21,401	$11,803	$73,765
Aerospace & Defense	8,255	24,375	9,716	6,816	49,162
Industrial	77,944	76,866	87,378	60,193	302,381
Total	$109,878	$118,123	$118,495	$78,812	$425,308

ORDERS - Combined
Energy	$123,690	$90,022	$106,258	$129,876	$449,846
Aerospace & Defense	64,671	64,277	55,655	58,859	243,462
Industrial	105,598	106,755	114,674	106,601	433,628
Total	$293,959	$261,054	$276,587	$295,336	$1,126,936

NET REVENUES - Recast
Energy	$76,210	$78,276	$88,570	$96,561	$339,617
Aerospace & Defense	41,601	43,304	41,117	56,961	182,983
Industrial	27,397	29,651	30,006	52,056	139,110
Total	$145,208	$151,231	$159,693	$205,578	$661,710

NET REVENUES - Fluid Handling
Energy	$15,546	$17,705	$17,789	$13,663	$64,703
Aerospace & Defense	10,728	17,044	11,208	6,918	45,898
Industrial	85,264	83,310	85,604	72,489	326,667
Total	$111,538	$118,059	$114,601	$93,070	$437,268

NET REVENUES - Combined
Energy	$91,756	$95,981	$106,359	$110,224	$404,320
Aerospace & Defense	52,329	60,348	52,325	63,879	228,881
Industrial	112,661	112,961	115,610	124,545	465,777
Total	$256,746	$269,290	$274,294	$298,648	$1,098,978

Notes:
- Items labeled "Recast" represent previously reported CIRCOR information, adjusted to reflect the impact of our February 28, 2018 organizational realignment
- Items labeled "Fluid Handling" represent the information from the Fluid Handling businesses prior to their acquisition by CIRCOR on December 10, 2017
- Items labeled "Combined" represent the sum of the Recast and Fluid Handling information

CIRCOR INTERNATIONAL, INC.
SEGMENT INFORMATION - COMBINED
(in thousands, except percentages)
UNAUDITED

	2017
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL
SEGMENT OPERATING INCOME - Recast
Energy	$6,407	$8,170	$6,936	$8,618	$30,131
Aerospace & Defense	3,784	4,374	4,333	10,884	23,375
Industrial	4,384	4,901	5,675	4,972	19,932
Corporate expenses	(5,479)	(5,396)	(5,067)	(5,802)	(21,744)
Total	$9,096	$12,049	$11,877	$18,672	$51,694

SEGMENT OPERATING INCOME - Fluid Handling
Energy	$(83)	$1,080	$1,761	$812	$3,570
Aerospace & Defense	1,488	3,661	2,201	(367)	6,983
Industrial	8,833	7,709	4,365	(1,414)	19,493
Corporate expenses	—	—	—	—	—
Total	$10,238	$12,450	$8,327	$(969)	$30,046

SEGMENT OPERATING INCOME - Combined
Energy	$6,324	$9,250	$8,697	$9,430	$33,701
Aerospace & Defense	5,272	8,035	6,534	10,517	30,358
Industrial	13,217	12,610	10,040	3,558	39,425
Corporate expenses	(5,479)	(5,396)	(5,067)	(5,802)	(21,744)
Total	$19,334	$24,499	$20,204	$17,703	$81,740

SEGMENT OPERATING MARGIN - Combined
Energy	6.9%	9.6%	8.2%	8.6%	8.3%
Aerospace & Defense	10.1%	13.3%	12.5%	16.5%	13.3%
Industrial	11.7%	11.2%	8.7%	2.9%	8.5%
Corporate expenses	(2.1)%	(2.0)%	(1.8)%	(1.9)%	(2.0)%
Total	7.5%	9.1%	7.4%	5.9%	7.4%

Notes:
- Items labeled "Recast" represent previously reported CIRCOR information, adjusted to reflect the impact of our February 28, 2018 organizational realignment
- Items labeled "Fluid Handling" represent the information from the Fluid Handling businesses prior to their acquisition by CIRCOR on December 10, 2017
- Items labeled "Combined" represent the sum of the Recast and Fluid Handling information
- Segment Operating Margin - Combined represent Segment Operating Income - Combined divided by Segment Net Revenues Combined

CIRCOR INTERNATIONAL, INC.
Q3 2018 Organic Growth Calculations
(in thousands, except percentages)
UNAUDITED

	Industrial				Energy				Aerospace & Defense
ORDERS	Reported		Pro Forma Combined		Reported		Pro Forma Combined		Reported		Pro Forma Combined
	$	%	$	%	$	%	$	%	$	%	$	%
2017	27,296		114,674		84,857		106,258		45,939		55,655

Organic	7,853	29%	2,027	2%	7,068	8%	7,142	7%	24,473	53%	26,092	47%
Acquisitions	79,915	293%	—	—%	19,145	23%	—	—%	11,335	25%	—	—%
Foreign Exchange	(188)	(1)%	(1,825)	(2)%	(83)	—%	(2,413)	(2)%	(214)	—%	(214)	—%
Total Change	87,580	321%	202	—%	26,130	31%	4,729	4%	35,594	77%	25,878	46%

2018	114,876		114,876		110,987		110,987		81,533		81,533

	Industrial				Energy				Aerospace & Defense
NET REVENUE	Reported		Pro Forma Combined		Reported		Pro Forma Combined		Reported		Pro Forma Combined
	$	%	$	%	$	%	$	%	$	%	$	%
2017	30,006		115,611		88,569		106,358		41,117		52,325

Organic	(308)	(1)%	4,928	4%	16,187	18%	15,559	15%	5,935	14%	5,589	11%
Acquisitions	89,280	298%	—	—%	16,579	19%	—	—%	10,862	26%	—	—%
Foreign Exchange	(244)	(1)%	(1,805)	(2)%	(311)	—%	(893)	(1)%	(157)	—%	(157)	—%
Total Change	88,728	296%	3,123	3%	32,455	37%	14,666	14%	16,640	40%	5,432	10%

2018	118,734		118,734		121,023		121,023		57,757		57,757

CIRCOR INTERNATIONAL, INC.
Q3 2018 Organic Growth Calculations
(in thousands, except percentages)
UNAUDITED

	CIRCOR
ORDERS	Reported		Pro Forma Combined
	$	%	$	%
2017	158,092		276,587

Organic	39,394	25%	35,261	13%
Acquisitions	110,395	70%	—	—%
Foreign Exchange	(485)	—%	(4,452)	(2)%
Total Change	149,304	94%	30,809	10%

2018	307,396		307,396

	CIRCOR
NET REVENUE	Reported		Pro Forma Combined
	$	%	$	%
2017	159,693		274,294

Organic	21,815	14%	26,076	10%
Acquisitions	116,721	73%	—	—%
Foreign Exchange	(715)	—%	(2,856)	(1)%
Total Change	137,821	86%	23,220	8%

2018	297,514		297,514

CIRCOR INTERNATIONAL, INC.
RECONCILIATION OF FLUID HANDLING SEGMENT INFORMATION TO GAAP OPERATING INCOME
(in thousands, except percentages)
UNAUDITED

	2017
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL
FLUID HANDLING GAAP OPERATING INCOME (LOSS)	$4,359	$19,738	$2,241	$3,129	$29,467
LESS:
Asbestos costs	2,690	2,517	2,379	1,274	8,860
Impairment charges	—	—	—	—	—
Exited businesses	65	(26)	(47)	—	(8)
Acquisition amortization	796	810	818	—	2,424
Restructuring and other special charges (recoveries)	2,328	(10,589)	636	(5,372)	(12,997)
Stay bonus	—	—	2,300	—	2,300
FLUID HANDLING ADJUSTED OPERATING INCOME	$10,238	$12,450	$8,327	$(969)	$30,046

Notes
- Amounts relate to Fluid Handling results prior to December 10, 2017, the date of CIRCOR's acquisition.